UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

———————

FORM 8-K/A

———————

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2017

———————

UNITED CANNABIS CORPORATION

(Exact name of registrant as specified in its charter)

———————

Colorado	000-54582	46-5221947
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commercial Rd.

Unit D

Golden, CO. 80401

(Address of Principal Executive Offices) (Zip Code)

(844) 278-2420

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As discussed in the Company’s 8-K report filed on July 20, 2017, on July 14, 2017 the Company acquired 95% of the outstanding common stock of Prana Therapeutics, Inc. for 5,761,500 shares of the Company’s common stock.

Prana is a Delaware corporation, incorporated in 2012. Prana’s flagship product is Epidiferphane™, a proprietary formulation composed of three botanical extracts that has demonstrated efficacy at preventing and treating several conditions and disease indications, including:

•	Managing the negative side effects of chemotherapy;
•	Treating inflammatory diseases such as back pain and arthritis; and
•	Reducing tumor progression.

Attached to this amended report are the financial statements listed in Item 9.01.

Item 9.01. Financial Statements and Exhibits.

Financial statements of Prana Therapeutics, Inc. (audited) as of December 31, 2016 and 2015.

Financial statements of Prana Therapeutics, Inc. (unaudited) as of June 30, 2017.

Proforma financial statements (unaudited) assuming acquisition of Prana took place on January 1, 2016.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2018	UNITED CANNABIS CORPORATION

	By:	/s/ Earnest Blackmon
Earnest Blackmon Chief Executive Officer

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Prana Therapeutics, Inc:

We have audited the accompanying balance sheets of Prana Therapeutics, Inc. (“the Company”) as of December 31, 2016 and 2015, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prana Therapeutics, Inc., as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ B F Borgers CPA PC

Lakewood, CO

March 6, 2018

(Audited)

PRANA THERAPEUTICS, INC.

BALANCE SHEETS

	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$55,630	$4,000
Restricted cash	—	18,892
Total current assets	55,630	22,892
Intangible assets	32,951	24,576
Total Assets	$88,581	$47,468

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
LIABILITIES
Current liabilities:	$—	$—
Deferred grant income	—	18,892
	—	18,892
Non-current liabilities:	—	—
Total liabilities	—	18,892
COMMITMENTS AND CONTINGENCIES (Note 5)
STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value: 1,000,000 authorized; none issued and outstanding	—	—
Common stock, $0.001 par value, 20,000,000 shares authorized; and 5,031,500 and 4,481,500 issued and outstanding at December 31, 2016 and 2015, respectively	5,031	4,481
Additional paid-in-capital	294,450	—
Retained earnings (accumulated deficit)	(210,900)	24,095
Total stockholders' equity	88,581	28,576
Total Liabilities and Stockholders' Equity	$88,581	$47,468

The accompanying notes are an integral part of these audited financial statements.

(Audited)

PRANA THERAPEUTICS, INC.

STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2016	2015

Product sales	$—	$—
Cost of sales	—	—
Gross Loss	—	—
Operating expenses
Research and development	9,173	15,432
Legal, accounting, consulting and public reporting	1,844	2,499
General and administrative	22,870	2,770
	33,887	20,701
Loss from operations	(33,887)	(20,701)
Other income and expenses
Grant income	18,892	44,121
Loss on issuance of shares of common stock	(220,000)	—
Loss before provision for taxes on income	(234,995)	23,420
Provision for taxes on income	—	—
Net Loss	$(234,995)	$23,420

Basic and diluted earnings (loss) per common share	$(0.052)	$0.005
Basic and fully diluted weighted average number of shares outstanding	4,504,103	4,481,500

The accompanying notes are an integral part of these audited financial statements.

(Audited)

PRANA THERAPEUTICS, INC.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2016	2015
Cash flows from operating activities:
Net income (loss)	$(234,995)	$23,420
Share-based compensation	20,000	—
Loss on issuance of common stock to founders	220,000	—
Decrease in deferred grant income	(18,892	(44,121)
Net cash used in operating activities	(13,887)	(20,701)
Investing activities:
Purchase of intangible assets	(8,375)	(23,419)
Net cash used in investing activities	(8,375)	(23,419)
Cash flow from financing activities
Proceeds from offering of common stock	55,000	—
Net cash provided from financing activities	55,000	—
Net increase (decrease) in cash	32,738	(44,120)
Cash and equivalents, beginning of period	22,892	67,012
Cash and equivalents, end of period	$55,630	$22,892

The accompanying notes are an integral part of these audited financial statements.

(Audited)

PRANA THERAPEUTICS, INC.

STATEMENTS OF STOCKHOLDERS’ (DEFICIT) EQUITY

	Common Stock
	Shares	Amount	Additional Paid-In- Capital	Accumulated Deficit	Total

Balance at December 31, 2014	4,481,500	$4,481	$—	$675	$5,156
Net income	—	—	—	23,420	23,420
Balance at December 31, 2015	4,481,500	4,481	—	24,095	28,576
Purchase of common stock by founders at $0.10 per share at a discount to market of $0.40 per shares	550,000	550	274,450	—	275,000
Stock options issued for services	—	—	20,000	—	20,000
Net loss	—	—	—	(234,995)	234,995)
Balance at December 31, 2016	5,031,500	$5,031	$294,450	$(210,900)	$88,581

The accompanying notes are an integral part of these audited financial statements.

(Audited)

NOTE 1 –BUSINESS ORGANIZATION AND NATURE OF OPERATIONS

Background and Current Operations

Prana Therapeutics, Inc ("we", "our", "us", "PTI", or “the Company”), was formed as a Delaware corporation, on November 11, 2012. We are a clinical stage biotech company focused on developing targeted polymolecular therapeutics for the prevention of negative side effects of chemotherapy, management of rheumatoid arthritis and treatment of brain cancer. The Company occupies space in a research laboratory provided by the University of Florida Research Foundation (“UFRF”), and our corporate officers are professors or staff members in the Department of Neurosurgery at the University of Florida, College of Medicine. Current and former principal shareholders of the Company, in their capacity as research scientists, filed on behalf of UFRF, patents related to the composition of matter and use claims on developed technology in the United States and internationally. We own the exclusive, world-wide license to the technology covered by the patents, through a licensing agreement with UFRF.

On July 14, 2017, United Cannabis Corporation (“UCANN”) acquired 95% of our Company in a one-for-one exchange of 5,730,000 shares of common stock of the Company for 5,730,000 of common stock of UCANN. The purchase price had a fair market value of $5,070,500, based upon the closing price of $0.85 per share on the OTC QB exchange on July 14, 2017, including the cost to purchase by UCANN of 400,000 shares of our common stock for $200,000. Our Company will continue to be operated on a standalone, independent basis.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of our financial statements in conformity with GAAP requires us to make estimates, assumptions and judgments that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of our financial statements and the reported amounts of revenues and expenses during the periods presented.

We make our estimates of the ultimate outcome for these items based on historical trends and other information available when our financial statements are prepared. We recognize changes in estimates in accordance with the accounting rules for the estimates, which are typically in the period when new information becomes available. We believe that our significant estimates, assumptions and judgments are reasonable, based upon information available at the time they were made. Our actual results could differ from these estimates, making it possible that a change in these estimates could occur in the near term.

Fair Value of Financial Instruments - Our financial instruments consist principally of cash and cash equivalents and grant payable. We value our financial assets and liabilities using fair value measurements. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities measured at fair value are categorized based on whether the inputs are observable in the market and the degree that the inputs are observable. The categorization of financial instruments within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The hierarchy is prioritized into three levels (with Level 3 being the lowest) defined as follows:

Level 1:	Quoted prices in active markets for identical assets or liabilities that the entity has the ability to access.

Level 2:

Observable inputs other than prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated with observable market data.

Level 3:

Unobservable inputs that are supported by little or no market activity, and that are significant to the fair value of the assets and liabilities. This includes certain pricing models, discounted cash flow methodologies, and similar techniques that use significant unobservable inputs.

The carrying amount of our cash and cash equivalents, and other current assets and liabilities in our financial statements approximates fair value because of the short-term nature of the instruments.

(Audited)

There have been no changes in Level 1, Level 2, and Level 3 categorizations and no changes in valuation techniques for these assets or liabilities for the years ended December 31, 2016 and 2015.

Cash and Cash Equivalents - We consider investments with original maturities of 90 days or less to be cash equivalents.

Intangible Assets – Our intangible assets are comprised of provisional patent applications and applications for a design mark and trademarks. Our intangible assets will be amortized on a straight-line basis over estimated useful lives of 20 years for patents, and 10 years for design marks and trademarks, once the applications are approved. Costs associated with applications that are not approved will be expensed in the period that the application is rejected or abandoned. We test for impairment of our intangible assets on an annual basis.

Long-Lived Assets –In accordance with the FASB Accounting Standards Codification (“ASC”) 350, we regularly review the carrying value of intangible and other long-lived assets for the existence of facts or circumstances, both internally and externally, that suggest impairment. The carrying value and ultimate realization of these assets is dependent upon our estimates of future earnings and benefits that we expect to generate from their use. If our expectations of future results and cash flows are significantly diminished, intangible assets and other long-lived assets may be impaired and the resulting charge to operations may be material. When we determine that the carrying value of intangibles or other long-lived assets may not be recoverable based upon the existence of one or more indicators of impairment, we use the projected undiscounted cash flow method to determine whether an impairment exists, and then measure the impairment using discounted cash flows.

Research and Development Expenses - Research and development (“R&D”) costs are charged to expense as incurred. Our R&D costs include, but are not limited to, consulting service fees and materials and supplies used in the development of our proprietary products and services.

General and Administrative Expenses - General and administrative expenses consist primarily of personnel-related costs, rent, corporate costs, fees for professional and consulting services, advertising costs, and other costs of administration such as marketing, human resources, finance and administrative roles.

Stock-Based Compensation – We account for stock option grants issued and vesting to employees based on ASC 718, Compensation – Stock Compensation, whereas the award is measured at its fair value at the date of grant and is amortized ratably over the vesting period. Accounting for stock-based compensation to employees requires the measurement and recognition of compensation expense for all share-based payment awards made to employees based on estimated fair values. We estimate the fair value of all stock option awards on the date of grant using the Black-Scholes-Merton pricing model, which is affected by our stock price, as well as assumptions regarding a number of complex and subjective variables. These variables include our expected stock price volatility over the term of the awards, actual and projected employee option exercise behaviors, risk free interest rates and expected dividends. We also estimate forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from our estimates.

Income Taxes - Income taxes are recorded using the asset and liability method. Under the asset and liability method, tax assets and liabilities are recognized for the tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using the enacted tax rates expected to apply when the asset is realized, or the liability settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that enactment occurs. To the extent that we do not consider it more likely than not that a future tax asset will be recovered, we will provide a valuation allowance against the excess.

We follow the provisions of ASC 740, Income Taxes. As a result of ASC 740, we make a comprehensive review of our portfolio of tax positions in accordance with recognition standards established by ASC 740. As a result of the implementation of ASC 740, we recognized no material adjustments to liabilities or stockholders’ deficit.

(Audited)

When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken, or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in our financial statements in the period during which, based on all available evidence, we believe it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured, as described above, is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets, along with any associated interest and penalties that would be payable to the taxing authorities upon examination.

Interest and penalties associated with unrecognized tax benefits, if any, are classified as interest expense and penalties, and are included in selling, general and administrative expenses in our statements of operations.

However, since all of our income through December 31, 2016 has been derived from a research grant, we have provided no provision for taxes on income in reliance on the Internal Revenue code that allows fund recipients to defer the recognition of income taxes until such time as associated costs and expenses are incurred. Since, at the time all of the grant funds received under the research grant were expended, the income from the grant match the costs and expenses incurred in pursuing the related research program, and thus, no taxable gain or loss was realized by the Company.

Commitments and Contingencies - Certain conditions may exist as of the date our financial statements are issued, which may result in a loss, but which will only be resolved when one or more future events occur or fail to occur. We assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in such proceedings, we evaluate the perceived merits of the legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in our financial statements. If the assessment indicates that a potentially material loss contingency is not probable, but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the nature of the guarantee would be disclosed.

Earnings (Loss) Per Share - We compute net loss per share in accordance with ASC 260, Earnings per Share. Under the provisions of ASC 260, basic net loss per share includes no dilution and is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. Earnings (loss) per share takes into consideration shares of common stock outstanding (computed under basic net loss per share) and potentially dilutive securities that are not anti-dilutive. Potentially dilutive securities outlined in the table below have been excluded from the computation of diluted net loss per share, because the effect of their inclusion would have been anti-dilutive:

	December 31,
	2016	2015

Options to purchase common stock	200,000	—

(Audited)

NOTE 3 – GOING CONCERN

Our financial statements have been prepared on a going concern basis, which assumes we will be able to realize our assets and discharge our liabilities in the normal course of business for the foreseeable future. However, we have not been focused on generating revenues, since we are a clinical stage biotech company focused, for the most part, on developing targeted polymolecular therapeutics. As a result, we have had minimal sales since our inception, and during the year ended December 31, 2016, we incurred a loss of $234,995, used cash of $13,887 in our operating activities, and have an accumulated deficit of $210,900 at December 31, 2016. We have funded our operations, for the most part, through a research grant, and the sale of our common stock to capital sources. Our ability to continue as a going concern is dependent on our ability to be able to continue to attract funds from capital sources or lenders, however, there is no assurance that will be satisfactorily able do so.

NOTE 4 – STOCKHOLDERS’ EQUITY

Purchase of Common Shares by Founders

On December 14, 2016, the founders of the Company purchased 550,000 shares of common stock at a price of $$0.10 per shares. At the time the founders purchased their shares of common stock, there was no public market for our common shares in that we were a privately held company at that time. However, shortly thereafter, we sold shares to third-party investors at a price of $0.50 per share. Thus, we recognized a loss on the sale the 550,000 shares of common stock to our founders, in order to mark the sale to market, in the amount of $220,000, during the year ended December 31, 2016.

Stock Options

On July 1, 2016, we awarded 200,000 stock options to two research assistants that provided research support to the Company. The options were fully vested at the time of grant and give the option holder the right to purchase shares of our common stock at $0.10 per share during the five-year term of the option. At the time the stock options were granted, there was no public market for our common shares, and thus the valuation of the options was determined by our board of directors to be the fair market value of a share of our common stock at the date of grant. The following table summarizes our stock options outstanding at December 31, 2016 and 2015:

	Number of Shares	Weighted Average Remaining Life (Years)	Weighted Average Exercise Price
Stock options outstanding at December 31, 2014	—
Issued	—
Exercised	—
Stock options outstanding at December 31, 2015	—
Issued	200,000	5.0	$0.10
Exercised	—
Stock options outstanding at December 31, 2016	200,000	4.5	$0.10

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Contractual Obligations and Commercial Commitments

Research Laboratory

Under the terms of a research agreement entered into in October 2017 with the University of Florida Trustees (“UFT”), we committed to pay UFT $151,772, upon the execution of the research agreement, and $75,886 in each of the months of February 2018 and June 2018, for a total commitment of $303,544.

(Audited)

Research Grant

In August of 2013, we were received a research grant from Accelerate Brain Cancer Cure, Inc. (“ABC”) in the amount of $75,000 to be used by us for the development and testing of brain cancer therapies (the “Grant”). Under the terms of the Grant, within 15 years after the effective date of the Grant, if one or more products resulting from the Grant is brought to market, then the Company will owe ABC the repayment of the Grant in the following amounts, based upon the following cumulative net profit benchmarks:

Net Profits Benchmarks	Grant Repayment Amounts
$5,000,000	$75,000
15,000,000	75,000
30,000,000	75,000
50,000,000	75,000
$300,000

Net profits are defined by the Grant, for the most part, as gross amounts received by the Company from third party licensees for the sale of pharmaceutical products derived from, or embodying, the brain cancer therapies that are approved for sale to the public by a regulatory agency. Such gross amounts received are not to include the non-commercial sale of products. The gross amounts received by the Company from third party licensees may be reduced by the fully allocated cost of production, adjusted for certain discounts and credits, plus the cost of marketing, which may not exceed fifty percent of gross receipts, packaging and transportation material costs and certain other costs. We have not sold any products that were derived from therapies created under the Grant. At December 31, 2015, $18,892 of fund proceeds from the Grant are available to the Company, and as such, are classified as restricted cash and as deferred grant income on our balance sheet, at December 31, 2015.

Legal Proceedings

We were not subject to any legal proceedings during the years ended December 31, 2016 and 2015, and, to the best of our knowledge, no legal proceedings are pending or threatened.

NOTE 6 - SUBSEQUENT EVENTS

Subsequent Analysis of Operations

In accordance with ASC 855-10, we have analyzed our operations subsequent to December 31, 2016, to the date these financial statements were issued, and have determined that, other than as disclosed above, we do not have any material subsequent events to disclose in these financial statements.

Private Placement of Common Shares

In October 2016, our Board of Directors authorized a private offering of up to 1,000,000 shares of our common stock to potential investors at a price of $0.50 per share. Subsequent to the year ended December 31, 2016, we received total cash proceeds from the offering of $365,000, plus we received a stock subscription for 300,000 shares for consideration of a note receivable in the amount of $150,000 from United Cannabis Corporation, the corporate entity that ultimately purchased 95% of our Company on July14, 2017.

(Audited)

PRANA THERAPEUTICS, INC.

BALANCE SHEETS

	June 30, 2017	December 31, 2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$363,696	$55,630
Due from related party	150,000	—
Total current assets	513,696	55,630
Intangible assets	55,365	32,951
Total Assets	$569,061	$88,581
LIABILITIES AND STOCKHOLERS’ EQUITY (DEFICIT)
LIABILITIES
Total current liabilities:	$—	$—
Non-current liabilities:	—	—
Total liabilities	—	—
COMMITMENTS AND CONTINGENCIES (Note 6)
STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value: 1,000,000 authorized; none issued and outstanding	—	—
Common stock, $0.001par value, 20,000,000 shares authorized; and 5,721,260 and 5,031,500 issued and outstanding at June 30, 2017 and December 31, 2016, respectively	5,721	5,031
Additional paid-in-capital	788,760	294,450
Accumulated deficit	(225,420)	(210,900)
Total stockholders’ equity	569,061	88,581
Total Liabilities and Stockholders’ Equity	$569,061	$88,581

The accompanying notes are an integral part of these financial statements.

F-1

(Unaudited)

PRANA THERAPEUTICS, INC.

STATEMENTS OF OPERATIONS

	Six Months Ended June 30, (Unaudited)
	2017	2016
Product sale	$—	$—
Cost of sales	—	—
Gross (Loss)	—	—
Operating expenses
Research and development	4,996	970
Legal, accounting, consulting and public reporting	4,699	549
General and administrative	4,825	1,806
	14,520	3,325
Other Income
Deferred grant income	—	3.325
Loss before provision for taxes on income	(14,520)	—
Provision for taxes on income	—	—
Net Loss	$(14,520)	$—

Basic loss per common share	$(0.003)	$0.000
Basic and fully diluted weighted average number of shares outstanding	5,088,980	4,481,500

The accompanying notes are an integral part of these financial statements.

F-2

(Unaudited)

PRANA THERAPEUTICS, INC.

STATEMENTS OF CASH FLOWS

	Six Months Ended June 30, (Unaudited)
	2017	2016
Cash flows from operating activities:
Net loss	$(14,520)	$—
Decrease in deferred grant income		(3,325
Net cash used in operating activities	(14,520)	(3,325)

Investing activities:
Purchase of intangible assets	(22,413)	(8,074)
Net cash used in investing activities	(22,413)	(8,074)
Cash flow from financing activities
Proceeds from offering of common stock	345,000	—
Net cash provided by financing activities	345,000	—
Net increase (decrease) in cash	308,066	(11,399)
Cash and equivalents, beginning of period	55,630	22,891
Cash and equivalents, end of period	$363,696	$11,492

The accompanying notes are an integral part of these financial statements.

F-3

(Unaudited)

NOTE 1 –BUSINESS ORGANIZATION AND NATURE OF OPERATIONS

Background and Current Operations

Prana Therapeutics, Inc ("we", "our", "us", "PTI", or “the Company”), was formed a Delaware corporation on November 11, 2012. We are a clinical stage biotech company focused on developing targeted polymolecular therapeutics for the prevention of negative side effects of chemotherapy, management of rheumatoid arthritis and treatment of brain cancer. The Company occupies space in a research laboratory provided by the University of Florida Research Foundation (“UFRF”), and our corporate officers are professors or staff members in the Department of Neurosurgery at the University of Florida, College of Medicine. Current and former principal shareholders of the Company, in their capacity as research scientists, filed on behalf of UFRF, patents related to the composition of matter and use claims on developed technology in the United States and internationally. We own the exclusive, world-wide license to the technology covered by the patents, through a licensing agreement with UFRF.

On July14, 2017, United Cannabis Corporation (“UCANN”) acquired of 95% of our Company in a one-for-one exchange of 5,730,000 shares of common stock of the Company for 5,730,000 of common stock of UCANN. The purchase price had a fair market value of $5,070,500, based upon the closing price of $0.85 per share on the OTC QB exchange on July 14, 2017, including the cost to purchase by UCANN of 400,000 shares of our common stock for $200,000. Our Company will continue to be operated on a standalone, independent basis.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of our financial statements in conformity with GAAP requires us to make estimates, assumptions and judgments that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of our financial statements and the reported amounts of revenues and expenses during the periods presented.

We make our estimates of the ultimate outcome for these items based on historical trends and other information available when our financial statements are prepared. We recognize changes in estimates in accordance with the accounting rules for the estimates, which are typically in the period when new information becomes available. We believe that our significant estimates, assumptions and judgments are reasonable, based upon information available at the time they were made. Our actual results could differ from these estimates, making it possible that a change in these estimates could occur in the near term.

Fair Value of Financial Instruments - Our financial instruments consist principally of cash and cash equivalents and grant payable. We value our financial assets and liabilities using fair value measurements. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities measured at fair value are categorized based on whether the inputs are observable in the market and the degree that the inputs are observable. The categorization of financial instruments within the valuation hierarchy is based on the lowest level of input that is significant to the fair value measurement. The hierarchy is prioritized into three levels (with Level 3 being the lowest) defined as follows:

Level 1:	Quoted prices in active markets for identical assets or liabilities that the entity has the ability to access.

Level 2:

Observable inputs other than prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated with observable market data.

Level 3:

Unobservable inputs that are supported by little or no market activity, and that are significant to the fair value of the assets and liabilities. This includes certain pricing models, discounted cash flow methodologies, and similar techniques that use significant unobservable inputs.

The carrying amount of our cash and cash equivalents, and other current assets and liabilities in our financial statements approximates fair value because of the short-term nature of the instruments.

F-4

(Unaudited)

There have been no changes in Level 1, Level 2, and Level 3 categorizations and no changes in valuation techniques for these assets or liabilities for the six months ended June 30, 2017 and the year ended December 31, 2016.

Cash and Cash Equivalents - We consider investments with original maturities of 90 days or less to be cash equivalents.

Intangible Assets – Our intangible assets, consisting of trademarks, design marks and provisional patent applications are recorded at cost, and once approved, will be amortized using the straight-line method over an estimated useful life of 10 to 20 years. We test for impairment of our intangible assets on an annual basis.

Long-Lived Assets –In accordance with the FASB Accounting Standards Codification (“ASC”) 350, we regularly review the carrying value of intangible and other long-lived assets for the existence of facts or circumstances, both internally and externally, that suggest impairment. The carrying value and ultimate realization of these assets is dependent upon our estimates of future earnings and benefits that we expect to generate from their use. If our expectations of future results and cash flows are significantly diminished, intangible assets and other long-lived assets may be impaired and the resulting charge to operations may be material. When we determine that the carrying value of intangibles or other long-lived assets may not be recoverable based upon the existence of one or more indicators of impairment, we use the projected undiscounted cash flow method to determine whether an impairment exists, and then measure the impairment using discounted cash flows.

Research and Development Expenses - Research and development (“R&D”) costs are charged to expense as incurred. Our R&D costs include, but are not limited to, consulting service fees and materials and supplies used in the development of our proprietary products and services.

General and Administrative Expenses - General and administrative expenses consist primarily of personnel-related costs, rent, corporate costs, fees for professional and consulting services, advertising costs, and other costs of administration such as marketing, human resources, finance and administrative roles.

Stock-Based Compensation – We account for stock option grants issued and vesting to employees based on ASC 718, Compensation – Stock Compensation, whereas the award is measured at its fair value at the date of grant and is amortized ratably over the vesting period. Accounting for stock-based compensation to employees requires the measurement and recognition of compensation expense for all share-based payment awards made to employees based on estimated fair values. We estimate the fair value of all stock option awards on the date of grant using the Black-Scholes-Merton pricing model, which is affected by our stock price, as well as assumptions regarding a number of complex and subjective variables. These variables include our expected stock price volatility over the term of the awards, actual and projected employee option exercise behaviors, risk free interest rates and expected dividends. We also estimate forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from our estimates.

Income Taxes - Income taxes are recorded using the asset and liability method. Under the asset and liability method, tax assets and liabilities are recognized for the tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using the enacted tax rates expected to apply when the asset is realized, or the liability settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that enactment occurs. To the extent that we do not consider it more likely than not that a future tax asset will be recovered, we will provide a valuation allowance against the excess.

We follow the provisions of ASC 740, Income Taxes. As a result of ASC 740, we make a comprehensive review of our portfolio of tax positions in accordance with recognition standards established by ASC 740. As a result of the implementation of ASC 740, we recognized no material adjustments to liabilities or stockholders’ deficit.

F-5

(Unaudited)

When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken, or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in our financial statements in the period during which, based on all available evidence, we believe it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured, as described above, is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets, along with any associated interest and penalties that would be payable to the taxing authorities upon examination.

Interest and penalties associated with unrecognized tax benefits, if any, are classified as interest expense and penalties and are included in selling, general and administrative expenses in our statements of operations.

Commitments and Contingencies - Certain conditions may exist as of the date our financial statements are issued, which may result in a loss, but which will only be resolved when one or more future events occur or fail to occur. We assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against us or unasserted claims that may result in such proceedings, we evaluate the perceived merits of the legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in our financial statements. If the assessment indicates that a potentially material loss contingency is not probable, but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the nature of the guarantee would be disclosed.

Net Loss Per Share - We compute net loss per share in accordance with ASC 260, Earnings per Share. Under the provisions of ASC 260, basic net loss per share includes no dilution and is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share takes into consideration shares of common stock outstanding (computed under basic net loss per share) and potentially dilutive securities that are not anti-dilutive.

NOTE 3 – DUE FROM RELATED PARTY

In connection with the purchase of 95% of our common stock by United Cannabis Corporation (“UCANN”) on July 14, 2017, UCANN issued a note payable to us for $150,000 for the purchase of 300,000 shares of our common stock. $50,000 is due from UCANN on September 30, 2017, December 31, 2017 and March 31, 2017, respectively.

NOTE 4 – INTANGIBLE ASSETS

Our intangible assets are comprised of provisional patent applications and applications for a design mark and trademarks. Our intangible assets will be amortized on a straight-line basis over estimated useful lives of 20 years for patents, and 10 years for design marks and trademarks, once the applications are approved. Costs associated with applications that are not approved will be expensed in the period that the application is rejected or abandoned.

F-6

(Unaudited)

NOTE 5 – STOCKHOLDERS’ EQUITY

Stock Options

On July 1, 2016, we awarded 200,000 stock options to two research assistants that provided research support to the Company. The options were fully vested at the time of grant and give the option holder the right to purchase shares of our common stock at $0.10 per share during the five-year term of the option. The following table summarizes our stock options outstanding at June 30, 2017 and December 31, 2016:

	Number of Shares	Weighted Average Remaining Life (Years)	Weighted Average Exercise Price
Stock options outstanding at December 31,2015	—
Issued	200,000	5.0	$0.10
Exercised	—
Stock options outstanding at December 31,2016	200.000	4.5	$0.10
Issued	—
Exercised	—
Stock options outstanding at June 30, 2017	200,000	4.0	$0.10

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Contractual Obligations and Commercial Commitments

Research Laboratory

Under the terms of a research agreement entered into in October 2017 with the University of Florida Trustees (“UFT”), we committed to pay UFT $151,772, upon the execution of the research agreement, and $75,886 in each of the months of February 2018 and June 2018, for a total commitment of $303,544.

Research Grant

In August of 2013, we were received a research grant from Accelerate Brain Cancer Cure, Inc. (“ABC”) in the amount of $75,000 to be used by us for the development and testing of brain cancer therapies (the “Grant”). Under the terms of the Grant, within 15 years after the effective date of the Grant, if one or more products resulting from the Grant is brought to market, then the Company will owe ABC the repayment of the Grant in the following amounts, based upon the following cumulative net profit benchmarks:

Net Profits Benchmarks	Grant Repayment Amounts
$5,000,000	$75,000
15,000,000	75,000
30,000,000	75,000
50,000,000	75,000
$300,000

Net profits are defined by the Grant, for the most part, as gross amounts received by the Company from third party licensees for the sale of pharmaceutical products derived from, or embodying, the brain cancer therapies that are approved for sale to the public by a regulatory agency. Such gross amounts received are not to include the non-commercial sale of products. The gross amounts received by the Company from third party licensees may be reduced by the fully allocated cost of production, adjusted for certain discounts and credits, plus the cost of marketing, which may not exceed fifty percent of gross receipts, packaging and transportation material costs and certain other costs. We have not sold any products that were derived from therapies created under the Grant.

F-7

(Unaudited)

Legal Proceedings

We were not subject to any legal proceedings during the six months ended June 30, 2017, and, to the best of our knowledge, no legal proceedings are pending or threatened.

NOTE 7– SUBSEQUENT EVENTS

Subsequent Analysis of Operations

In accordance with ASC 855-10, we have analyzed our operations subsequent to June 30, 2017, to the date these financial statements were issued, and have determined that, other than as disclosed above, we do not have any material subsequent events to disclose in these financial statements.

F-8

(Unaudited)

UNITED CANNABIS CORPORATION

Unaudited Proforma Consolidated Balance Sheet

December 31, 2016

	Prana Therapeutics, Inc. (a)	United Cannabis Corporation	Share Exchange	Eliminations	Consolidated
Current assets:
Cash and cash equivalents	$55,630	$112,621	$—	$—	$168,251
Account receivable, net	—	24,484	—	—	24,484
Due from related parties	—	26,775	—	—	26,775
Total current assets	55,630	163,880	—	—	219,510
Property and equipment	—	—	—	—	—
Intangible assets	32,951	32,273	—	—	65,224
Equity method investments	—	88,000	—	—	88,000
Goodwill	—	—	4,912,201	(99,126)	4,813,075
Total assets	$88,581	$284,153	$4,912,201	$(99,126)	$5,185,809

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
LIABILITIES
Current liabilities:
Accounts payable	$—	$25,048	$—	$—	$25,048
Accrued expenses	—	50,875	—	—	50,875
Current portion of deferred revenue	—	180,000	—	—	180,000
Advances from and accrued wages of officers and directors	—	175,592	—	—	175,592
Convertible notes payable	—	125,547	—	—	125,547
Total current liabilities	—	557,062	—	—	557,062
Deferred revenue, net of current portion	,—	203,750	—	—	203,750
Total liabilities	—	760,812	—	—	760,812
STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	5,031	8,885,674	4,912,201	(5,031)	13,797,875
Additional paid-in-capital	294,450	—	—	(294,450)	—
Accumulated deficit	(210,900)	(9,362,333)	—	210,900	(9,362,333)
Total equity (deficit) attributable to stockholders of the Company	88,581	(476,659)	4,912,201	(88,581)	4,435,542
Non-controlling interest of common shares not acquired	—	—	—	(10,545)	(10,545)
Total stockholders’ equity (deficit)	88,581	(476,659)	4,912,201	(99,126)	4,424,997
Total liabilities and stockholders’ equity (deficit)	$88,581	$284,153	$4,912,201	$(99,126)	$5,185,809

(a)

On July 14, 2017, 95% of our Company was acquired by United Cannabis Corporation (“UCANN”) in a one-for-one exchange of 5,430,000 shares of common stock of the Company for 5,430,000 of common stock of UCANN. The purchase price had a fair market value of $5,070,500, based upon the closing price of $0.85 per share on the OTC QB exchange on July 14, 2017, including the cost to purchase by UCANN of 400,000 shares of our common stock for $200,000. Our Company will continue to be operated on a standalone, independent basis.

UNITED CANNABIS CORPORATION

Unaudited Proforma Consolidated Statement of Operations

December 31, 2016

	Prana Therapeutics, Inc. (a)	United Cannabis Corporation	Share Exchange	Eliminations	Consolidated
Revenues:
Revenues, non-affiliates	$—	$695,095	$—	$—	$695,095
Revenues, affiliate	—	20,000	—	—	20,000
Total revenues	—	715,095	—	—	715,095
Cost of revenues:
Cost of revenues, non-affiliate	—	(335,571)	—	—	(335,571)
Cost of revenues, affiliate	—	(7,500)	—	—	(7,500)
Total cost of revenues	—	(343,071)	—	—	(343,071)
Gross profit	—	372,024	—	—	372,024

Operating expenses:
Marketing, advertising and new business development	—	68,007	—	—	68,007
Research and development	9,173	23,124	—	—	32,297
Legal, accounting, consulting and public reporting	1,844	643,913	—	—	645,757
General and administrative	22,870	404,002	—	—	426,872
Total operating expenses	33,887	1,139,046	—	—	1,172,933
Loss from operations	(33,887)	(767,022)	—	—	(800,909)

Other income (expense):
Grant and other income	18,892	184,875	—	—	203,767
Loss on derivative liabilities	—	(1,894,258)	—	—	(1,894,258)
Interest expense	—	(418,437)	—	—	(418,437)
Loss on issuance of shares of common stock	(220,000)	—	—	—	(220,000)
Amortization of debt discount	—	(267,258)	—	—	(267,258)
Loss on extinguishment of debt and repurchase of warrants	—	(691,904)	—	—	(691,904)
Total other income(expense), net	201,108	3,086,982		—	(3,288,090)
Loss before provision for taxes on income	(234,995)	(3,854,004)	—	—	(4,088,999)
Provision for taxes on Income	—	—	—	—	—
Net Loss	(234,995)	(3,854,004)	—	—	(4,088,999)
Loss attributable to shares not acquired in acquisition	11,750	—	—	(11,750)	—
Loss attributable to stockholders	$(223,245)	$(3,854,004)	$—	$(11,750)	$(4,088,999)

Basic and diluted net loss per share:	$(0.052)	$(0.082)			$(0.082)
Basic and diluted weighted-average common shares outstanding:	4,504,103	46,722,407			46,722,407

(a)

On July 14, 2017, 95% of our Company was acquired by United Cannabis Corporation (“UCANN”) in a one-for-one exchange of 5,430,000 shares of common stock of the Company for 5,430,000 of common stock of UCANN. The purchase price had a fair market value of $5,070,500, based upon the closing price of $0.85 per share on the OTC QB exchange on July 14, 2017, including the cost to purchase by UCANN of 400,000 shares of our common stock for $200,000. Our Company will continue to be operated on a standalone, independent basis.

UNITED CANNABIS CORPORATION

Unaudited Proforma Consolidated Balance Sheet

June 30, 2017

	Prana Therapeutics, Inc. (a)	United Cannabis Corporation	Share Exchange	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$363,696	$592,320	$—	$—	$956,016
Due from related parties	150,000	7,190	—	(150,000)	7,190
Total current assets	513,696	599,510	—	(150,000)	963,206
Property and equipment	—	292,113	—	—	292,113
Intangible assets	55,365	116,195	—	—	171,560
Investments in non-marketable securities	—	200,000	—	—	200,000
Goodwill	—	106,873	4,912,201	(540,518)	4,478,556
Total assets	$569,061	$1,314,691	$4,912,201	$(690,518)	$6,105,435

LIABILITIES AND STOCKHOLERS’ EQUITY
LIABILITIES
Current liabilities:
Accounts payable	$—	$82,835	$—	$—	$82,835
Accrued expenses	—	22,500	—	—	22,500
Current portion of deferred revenue	—	180,000	—	—	180,000
Advances from and accrued wages of officers and directors	—	513,786	—	—	513,786
Subscription to purchase common shares of a related entity	—	150,000	—	(150,000)	—
Equipment note payable to related party	—	57,909	—	—	57,909
Total current liabilities	—	1,007,030	—	(28,543)	857,030
Deferred revenue, net of current portion	—	113,750	—	—	113,750
Total liabilities	—	1,120,780	—	(28,543)	970,780
STOCKHOLDERS’ EQUITY
Common stock	5,721	12,650,898	4,912,201	(5,721)	17,563,099
Additional paid-in-capital	788,760	—	—	(788,760)	—
Accumulated deficit	(225,420)	(12,276,882)	—	225,420	(12,276,882)
Total equity (deficit) attributable to stockholders of the Company	569,061	374,016	4,912,201	(569,061)	5,286,217
Non-controlling interest (deficit) in less than fifty percent owned subsidiaries	—	(180,105)	—	28,543	(151,562)
Total stockholders’ equity	569,061	193,911	4,912,201	(540,518)	5,134,655
Total liabilities and stockholders’ equity	$569,061	$1,314,691	$4,912,201	$(690,518)	$6,105,435

(a)

On July 5, 2017, 95% of our Company was acquired by United Cannabis Corporation (“UCANN”) in a one-for-one exchange of 5,430,000 shares of common stock of the Company for 5,430,000 of common stock of UCANN. The purchase price had a fair market value of $5,070,500, based upon the closing price of $0.85 per share on the OTC QB exchange on July 14, 2017, including the cost to purchase by UCANN of 400,000 shares of our common stock for $200,000. Our Company will continue to be operated on a standalone, independent basis.

UNITED CANNABIS CORPORATION

Unaudited Proforma Consolidated Statement of Operations

June 30, 2017

	Prana Therapeutics, Inc. (a)	United Cannabis Corporation	Share Exchange	Eliminations	Consolidated

Revenues
Revenues, non-affiliated	$—	$220,058	$—	$—	$220,058
Revenues, affiliate	—	133,752	—	—	133,752
Total revenues	—	353,810	—	—	353,810
Cost of revenues	—	(212,001)	—	—	(212,001)
Gross Profit	—	141,809	—	—	141,809
Operating expenses
Marketing, advertising and new business development	—	92,765	—	—	92,765
Research and development	4,996	49,395	—	—	54,391
Legal, accounting, consulting and public reporting	4,699	456,200	—	—	460,899
General and administrative	4,825	2,182,051	—	—	2,186,876
	14,520	2,780,411	—	—	2,794,931
Loss from operations	(14,520)	(2,638,602)	—	—	(2,653,122)
Other income (expense):
Loss on extinguishment of debt	—	(267,567)	—	—	(267,567)
Interest expense	—	(47,673)	—	—	(47,673)
Loss on settlement of dispute	—	(122,139)	—	—	(122,139)
Total other income(expense), net	—	(437,379	—	—	(437,379)
Loss before provision for taxes on income	(14,520)	(3,075,981)	—	—	(3,090,501)
Provision for taxes on income	—	—	—	—	—
Net Income (Loss)	(14,520)	(3,075,981)	—	—	(3,090,501)
Loss attributable to non-controlling interests	—	161,232	—	(726)	160,506
Net (Loss) attributable to common shareholders	$(14,520)	$(2,914,749)	$—	$(726)	$(2,929,995)

Basic loss per common share	$0.002	$(0.060)			$(0.057)
Basic and fully diluted weighted average number of shares outstanding	5,235,644	51,604,623			51,604,623

(a)

On July 5, 2017, 95% of our Company was acquired by United Cannabis Corporation (“UCANN”) in a one-for-one exchange of 5,430,000 shares of common stock of the Company for 5,430,000 of common stock of UCANN. The purchase price had a fair market value of $5,070,500, based upon the closing price of $0.85 per share on the OTC QB exchange on July 14, 2017, including the cost to purchase by UCANN of 400,000 shares of our common stock for $200,000. Our Company will continue to be operated on a standalone, independent basis.

PF-4